EXHIBIT 99.4
                                                                   ------------


                        RELEASE AND SETTLEMENT AGREEMENT


         THIS RELEASE AND SETTLEMENT AGREEMENT (this "Agreement") is entered into this 16th day of March 2007 between Horizon Publications Inc.; Horizon
Publications   (U.S.A.)  Inc.;  Horizon  Arkansas  Publications  Inc.;  Horizon
Blackfoot Publications Inc.; Horizon California Publications Inc.; Horizon Connecticut Publications Inc.; Horizon Florida Publications Inc.; Horizon Hawaii Publications Inc.; Horizon Illinois Publications Inc., Horizon Indiana Publications Inc.; Horizon Mississippi Publications Inc.; Horizon North Carolina Publications Inc.; Horizon North Dakota Publications Inc. (formerly known as Horizon Idaho Publications Inc.); Horizon Ohio Publications Inc.; Horizon Vermont Publications Inc.; Horizon Washington Publications Inc. (formerly known as Terra Holdings Inc.); Horizon Publications Management Services Inc.; Leeming Communications Company; Review Publications Inc.; Westbourne Investments Inc.; Continental Newspapers Ltd. (formerly known as Horizon Operations Ltd.); and Continental Newspapers (Canada) Ltd. (formerly known as Horizon Operations (Canada), Ltd.) (collectively, "Horizon") and Sun-Times Media Group, Inc., a Delaware corporation (formerly known as Hollinger International Inc., "STMG"), (together, the "Parties").

         WHEREAS by transaction agreement dated as of June 30, 1999, Horizon Publications Inc. purchased newspaper properties from STMG, and provided to STMG as part of the purchase price a U.S. $8 million subordinated promissory note that matures on June 30, 2007; and

         WHEREAS the current outstanding balance on that subordinated promissory note is U.S. $4.7 million, plus accrued interest calculated quarterly at a rate equal to the lesser of 8% or LIBOR + 2% through the execution date of this Agreement (the "Outstanding Loan Amount"); and

         WHEREAS by resolutions dated June 19, 2003, and January 20, 2004, the STMG Board of Directors formed and authorized a Special Committee (the "SC") to investigate and file suit regarding, among other things, various related-party transactions and payments and to take any actions necessary to recover assets and damages for STMG; and

         WHEREAS on August 30, 2004, STMG filed the SC's report of investigation (the "SC Report") with the U.S. District Court for the Northern District of Illinois in the action titled SEC V. HOLLINGER INTERNATIONAL INC., Case No. 04-C-0366, and with the U.S. Securities & Exchange Commission on SEC Form 8-K; and

         WHEREAS on January 28, 2004, the SC filed a complaint on STMG's behalf in the U.S. District Court for the Northern District of Illinois against Horizon shareholder F. David Radler ("Radler") and others alleging breaches of fiduciary duties and conversion of company assets in an action captioned HOLLINGER INTERNATIONAL INC. V. HOLLINGER INC., ET AL., Case No. 04-C-0698 (the "Illinois Action"), and subsequent amendments on May 7 and October 29, 2004; and

         WHEREAS STMG sued Horizon in the Illinois Action in its May 7, 2004 amended complaint, dismissed its claims against Horizon without prejudice in

October 2004, and thereafter entered into agreements with Horizon tolling the statute of limitations on those claims; and

         WHEREAS STMG is simultaneously entering into release and settlement agreements with (i) Radler (whose release and settlement agreement with STMG is referred herein as the "Radler Settlement Agreement"), and (ii)North American Newspapers Ltd. formerly known as FD Radler Ltd.; and

         WHEREAS Horizon wishes to settle and finally resolve all actual or potential claims arising out of certain of the transactions and events described in the SC Report and to reduce further expense, inconvenience, and the distraction of burdensome and protracted litigation; and

         WHEREAS the SC has approved the settlement reflected in this Agreement as fair, reasonable, adequate, and in the best interests of STMG and its shareholders;

         NOW THEREFORE IN CONSIDERATION OF THE COVENANTS SET FORTH BELOW AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, STMG and Horizon agree as follows:

         1. HORIZON SETTLEMENT AMOUNT. Upon execution of this Agreement, Horizon will pay to STMG (i) the sum of U.S. $6.75 million and (ii) the Outstanding Loan Amount (together, the "Horizon Settlement Amount").

         2. MUTUAL RELEASE AND SETTLEMENT. Upon payment in full of (i) the Horizon Settlement Amount and (ii) the remainder of the Radler/Horizon Settlement Amount as that term is defined under the Radler Settlement Agreement, STMG and its affiliates, subsidiaries, and divisions, and their predecessors, successors, and assigns (collectively, the "STMG Releasors") do hereby fully, finally, and forever release Horizon and its predecessors, successors, and assigns (collectively, the "Horizon Releasees") from any and all rights, interests, obligations, debts, dues, sums of money, accounts, reckonings, damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that have been or that could be asserted by the STMG Releasors from the beginning of time through the date hereof against the Horizon Releasees (the "Settled Claims"). Horizon and any and all of its officers, directors, employees, affiliates, subsidiaries, divisions, agents, and advisors, and their predecessors, successors, and assigns (collectively, the "Horizon Releasors") do hereby fully, finally, and forever release STMG and its current and former agents(1), advisors, representatives, affiliates, subsidiaries, divisions, officers, directors, employees, and attorneys (except Torys LLP and any of its predecessor partnerships, which are addressed below in paragraph 5) and their

---------------------------
(1) To the extent that the Horizon Releasors' release extends to Conrad M. Black, Barbara Amiel Black, John A. Boultbee, Peter Y. Atkinson, Mark S. Kipnis, The Ravelston Corporation Ltd., or Todd A. Vogt, it is limited to claims based on their conduct in their capacity as STMG officers, directors, employees, or agents. In addition, to the extent that the Horizon Releasors have defenses or affirmative defenses against Conrad M. Black, Barbara Amiel Black, John A. Boultbee, Peter Y. Atkinson, Mark S. Kipnis, The Ravelston Corporation Ltd., or Todd A. Vogt that are based on their conduct in their capacity as STMG officers, directors, employees, or agents, the Horizon Releasors' release does not preclude the Horizon Releasors from pursuing those defenses or affirmative defenses (but not claims, counterclaims, or cross-claims) in any pending or future litigation.

predecessors, successors, and assigns (collectively, the "STMG Releasees(2)") from any and all rights, interests, obligations, debts, dues, sums of money, accounts, reckonings, damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that Horizon has or will have or that have been or could be asserted by the Horizon Releasors from the beginning of time through the date hereof against the STMG Releasees. The releases do not release Horizon or STMG from their respective obligations under this Agreement.

         3. FUTURE SETTLEMENTS BY STMG. STMG shall attempt, in good faith, to obtain the release of Horizon for all claims and allegations in the Illinois Action and the SC Report from each settling party in any and all future settlements of claims or allegations in the Illinois Action or SC Report. Nothing in this provision shall (i) require STMG to accept any lesser settlement consideration from a future settling party in exchange for a release of Horizon; or (ii) prevent STMG from entering into a settlement with a party that ultimately refuses to release Horizon.

         4. MUTUAL WAIVER OF RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE. The STMG Releasors and the Horizon Releasors are hereby deemed to have waived any and all rights, to the extent permitted by law, under Section 1542 of the California Civil Code or any other similar state or federal law, provincial or territorial law, or principle of common law that may have the effect of limiting the releases set forth herein. Section 1542 of the California Civil Code provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         5. LIMITED RELEASE OF TORYS LLP. The Horizon Releasees agree that they will not seek contribution, indemnification, reimbursement, or any other form of claims over from Torys LLP or any of its predecessor partnerships for any portion of the Horizon Settlement Amount.

         6. POTENTIAL JUDGMENT REDUCTION. In accordance with 10 Del. C. Sec. 6304(b), and if and to the extent applicable any other statute or law discharging or barring contribution or similar claims against a released or settled party, including but not limited to 740 Ill. Comp. Stat. Ann. 100/2(d), in the event that judgment reduction is determined to be necessary and appropriate under applicable law, this Agreement reduces to the extent of Horizon's PRO RATA share, if any, of the liability and damages recoverable by STMG in any action or claim involving the Settled Claims that STMG has filed, will file, or could file, or have filed on its behalf derivatively against any joint tort-feasor, person or entity other than Horizon. Horizon acknowledges and agrees that the court or tribunal before which any such STMG action or claim is brought will have the necessary authority and jurisdiction to make findings as to the joint tort-feasor status, if at all, and proportionate liability, if any, or lack thereof, of Horizon for STMG's damages, regardless of whether Horizon is a party to such action or claim. Neither this Agreement, nor the releases contained herein, is the product of collusion, but instead is made in good faith and at arms length. Horizon further agrees to cooperate with all reasonable requests for documents or other evidentiary materials, whether

-----------------------------
(2) To the extent that the Horizon Releasors have claims, counterclaims, cross-claims, defenses, or affirmative defenses against Hollinger Inc. in any current or future claims brought by or on Hollinger Inc.'s behalf against any of the Horizon Releasors, the Horizon Releasors' release does not preclude the Horizon Releasors from pursuing those claims, defenses, or affirmative defenses in any pending or future litigation.

from STMG or any other party, in connection with any action or claim involving the Settled Claims in which findings may be required as to the joint tort-feasor status and/or proportionate liability, or lack thereof, of Horizon. Horizon also agrees not to move to stay or dismiss a claim or action involving the Settled Claims brought by STMG against someone other than Horizon.

         7. GOVERNING LAW; CHOICE OF FORUM; JURY WAIVER. This Agreement and any claim related directly or indirectly to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. All disputes arising out of or relating to this Agreement or its breach may be resolved in the U.S. District Court for the Northern District of Illinois, and Horizon and STMG hereby submit and attorn to the jurisdiction and venue of that court. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE ARISING OUT OF THIS AGREEMENT.

         8. COUNTERPARTS AND DELIVERY. This Agreement may be signed in any number of counterparts, all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by fax transmission or by transmission in PDF or similar electronic document format.

         9. SEVERABILITY. If any provision of this Agreement is found to be unenforceable in whole or in part, it shall be construed or limited in such a way as to make it enforceable, consistent with the intentions of the Parties as set out in this Agreement. If such construction or limitation is not possible, the unenforceable provision will be stricken, and the remaining provisions of this Agreement will remain valid and enforceable.

         10. ADMISSIBILITY. This Agreement may be filed and used in any action or proceeding as may be necessary to enforce or seek relief with respect to the Agreement.

         11.      NO  ADMISSION.   This   Agreement  does  not  in  any  manner
constitute Horizon's or STMG's admission of liability, wrongdoing, or any other matter.

         12. NO WAIVER. Any failure by any party to insist upon the strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of any and all of the provisions of this Agreement to be performed by such other party.

         13. NOTICE. Any notices required to be given under this Agreement shall be in writing and shall be made by fax or e-mail transmission to the fax numbers and e-mail addresses set out below:

         To:               c/o Horizon Publications Management Services Inc.
                           1120 North Carbon
                           Marion, IL  62959

         Attention:        Roland McBride
                           Tel.:  (618) 993-1711
                           Fax:  (618) 997-4286
                           E-mail: rmcbride@horizonpublicationsinc.com

         With a copy to:   Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP
                           333 West Wacker Drive
                           Suite 2700
                           Chicago, IL  60606

         Attention:        Wendi E. Sloane
                           Tel.:  (312) 984-3166
                           Fax:  (312) 984-3150
                           E-mail:  wendi.sloane@bfkpn.com

         To:               Sun-Times Media Group, Inc.
                           350 North Orleans Street
                           Floor 10 South
                           Chicago, IL 60654

         Attention:        James D. McDonough
                           Tel.:  (312) 321-2949
                           Fax:  (312) 321-0629
                           E-mail: jmcdonough@hollingerintl.com

         With a copy to:   O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY 10036

         Attention:        Jonathan Rosenberg
                           Tel.:  (212) 408-2409
                           Fax:  (212) 326-2061
                           E-mail:  jrosenberg@omm.com

         14. ENTIRE AGREEMENT. This Agreement contains the entire agreement between Horizon and STMG and supersedes and replaces any and all prior negotiations, understandings, promises, representations, inducements, and discussions, whether written or oral. This Agreement may not be changed or modified except in writing signed by both Horizon and STMG. Horizon and STMG have both been represented by legal counsel in the negotiation, drafting and execution of this Settlement Agreement. Horizon and STMG fully understand the meaning and effect of each of the terms and provisions of this Agreement. Each party has done an independent investigation of the facts relating to this Agreement and has neither relied on any statement or representation of any other party nor relied on any party or any alleged duty of any party to supply information of any kind.

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

         15. AUTHORITY TO ENTER INTO THIS AGREEMENT. The undersigned parties represent that they have the full authority necessary to execute this Agreement.

Agreed to this 16th day of March 2007 by:

SUN-TIMES MEDIA GROUP, INC.                       HORIZON PUBLICATIONS INC.
                                                  HORIZON PUBLICATIONS (U.S.A.) INC.
                                                  HORIZON ARKANSAS PUBLICATIONS INC.
By: /s/ Gordon Paris                              HORIZON BLACKFOOT PUBLICATIONS INC.
    ------------------------------------          HORIZON CALIFORNIA PUBLICATIONS INC.
                                                  HORIZON CONNECTICUT PUBLICATIONS INC.
Name: Gordon Paris                                HORIZON FLORIDA PUBLICATIONS INC.
      ----------------------------------          HORIZON HAWAII PUBLICATIONS INC.
                                                  HORIZON ILLINOIS PUBLICATIONS INC.
Title:  Chairman, STMG Special Committee          HORIZON INDIANA PUBLICATIONS INC.
        --------------------------------          HORIZON MISSISSIPPI PUBLICATIONS INC.
                                                  HORIZON NORTH CAROLINA PUBLICATIONS INC.
                                                  HORIZON NORTH DAKOTA PUBLICATIONS INC.
                                                      (FORMERLY KNOWN AS HORIZON IDAHO
                                                      PUBLICATIONS INC.)
                                                  HORIZON OHIO PUBLICATIONS INC.
                                                  HORIZON VERMONT PUBLICATIONS INC.
                                                  HORIZON WASHINGTON PUBLICATIONS INC.
                                                      (FORMERLY KNOWN AS TERRA HOLDINGS INC.)
                                                  HORIZON PUBLICATIONS MANAGEMENT SERVICES INC.
                                                  LEEMING COMMUNICATIONS COMPANY
                                                  REVIEW PUBLICATIONS INC.
                                                  WESTBOURNE INVESTMENTS INC.
                                                  CONTINENTAL NEWSPAPERS LTD. (FORMERLY
                                                      KNOWN AS HORIZON OPERATIONS LTD.)
                                                  CONTINENTAL NEWSPAPERS (CANADA) LTD.
                                                      (FORMERLY KNOWN AS HORIZON OPERATIONS
                                                      (CANADA), LTD.)


                                                  By: /s/ Roland L. McBride
                                                      -----------------------------
                                                  Name: Roland L. McBride
                                                        ---------------------------
                                                  Title: Executive Vice President
                                                         --------------------------


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